March 11, 1996
                         DREYFUS VARIABLE INVESTMENT FUND
                     SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND":
        Effective April 1, 1996, M&G Investment Management Limited will no longer serve as the sub-investment adviser of the Fund's International
Equity Portfolio. As of such date, The Dreyfus Corporation, the Fund's investment adviser, will assume the day-to-day management of the International Equity Portfolio's investments. As of such date, the International Equity Portfolio's primary portfolio manager will be Ronald Chapman. Prior to joining The Dreyfus Corporation in January of 1996, Mr. Chapman served for ten years as Vice President of the Global Strategy and Management Group for Northern Trust Company.
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF
THE FUND," "HOW TO BUY FUND SHARES," "SHAREHOLDER SERVICES," AND "HOW TO REDEEM FUND SHARES":
        Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode
Island 02940-9671, serves as the Fund's Transfer and Dividend Disbursing
Agent (the "Transfer Agent").
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND -- INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES -- SMALL CAP PORTFOLIO."
        As of November 21, 1995, the Small Cap Portfolio also may invest in debt securities rated as low as the lowest rating assigned by Moody's or Standard & Poor's, and in unrated debt securities, which have special risks. See "Investment Considerations and Risks -- Fixed Income Securities" and "-- Lower Rated Securities."
VIFs031196